                                                                    Exhibit 99.1

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                              FINANCIAL HIGHLIGHTS
                          (unaudited and in thousands)


                                                                                       THREE MONTHS ENDED
                                                           ------------------------------------------------------------------------
                                                           SEPTEMBER 30, 2001    JUNE 30, 2001   MARCH 31, 2001  DECEMBER 31, 2000
                                                           ------------------    -------------   --------------  -----------------
INCOME ITEMS:

Revenue (1)                                                      $ 277,159        $  256,269          $  233,456      $  228,527
Net straight line rent                                           $   6,400        $    6,487          $    5,978      $    2,608
Lease termination fees                                           $   4,857        $    2,458          $    1,163      $      916
Capitalized interest                                             $  14,740        $   15,800          $   16,098      $   12,812
Net Income available to common shareholders before
     net derivative losses (SFAS No.133)                         $  65,083        $   52,887          $   48,058      $   43,235
Funds from Operations (FFO) before net derivative
     losses (SFAS No.133) and early surrender income - basic     $ 106,108        $  100,124          $   98,730      $   93,158
Company's share                                                  $  86,627        $   81,410          $   79,201      $   71,888
FFO before net derivative losses (SFAS 133) and early
     surrender lease income per share - basic                    $    0.96        $     0.90          $     0.89      $     0.89
FFO before net derivative losses (SFAS 133) and early
     surrender lease income per share - diluted                  $    0.91        $     0.86          $     0.85      $     0.85
Dividends per share                                              $    0.58        $     0.58          $     0.53      $     0.53
Funds available for distribution (FAD) (2)                       $  73,157        $   80,335          $   78,835      $   72,756


RATIOS:

Interest Coverage Ratio (excluding capitalized interest)              3.17              2.98                3.26            3.05
Interest Coverage Ratio (including capitalized interest)              2.53              2.32                2.43            2.43
FFO Payout Ratio                                                     63.74%            67.44%              62.35%          62.35%
FAD Payout Ratio                                                     88.01%            79.95%              74.36%          80.49%



                                                           ------------------------------------------------------------------------
                                                           SEPTEMBER 30, 2001    JUNE 30, 2001   MARCH 31, 2001  DECEMBER 31, 2000
                                                           ------------------    -------------   --------------  -----------------
CAPITALIZATION:

Total Debt                                                       $4,245,433       $4,177,670          $3,450,347      $3,414,891

Total Common Shares Outstanding @ Quarter End                        90,720           90,351              89,701          86,630
Total Preferred Shares Outstanding @ Quarter End
  (if converted)                                                      2,625            2,625               2,625           2,625
Total Common Units Outstanding @ Quarter End                         20,288           20,382              20,903          23,862
Total Preferred Units Outstanding @ Quarter End
  (if converted)                                                     11,011           11,011              11,011          11,021
Price @ Quarter End                                              $  38.1300       $  40.9000          $  38.4500      $  43.5000
Equity Value @ Quarter End                                       $4,752,676       $5,086,692          $4,777,028      $5,400,003
Total Market Capitalization                                      $8,998,109       $9,264,362          $8,227,375      $8,814,894
Debt/Total Market Capitalization                                      47.18%           45.09%              41.94%          38.74%


(1)  Includes non-cash early surrender income of $12,445.

(2) FAD is defined as FFO after adjustments for second generation lease commissions and tenant improvements, recurring capital expenditures, straight line rents, preferred dividends and distributions and nonrecurring charges.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                        SEPTEMBER 30, 2001   JUNE 30, 2001   MARCH 31, 2001  DECEMBER 31, 2000
                                                        ------------------   ---------------  -------------   -------------
    ASSETS                                                 (unaudited)        (unaudited)      (unaudited)
    ------
Real estate                                                   $ 6,147,265       $ 6,090,113    $ 5,280,149     $ 5,188,296
Development in progress                                           984,962           915,135        881,274         817,478
Land held for future development                                  165,753           160,729        123,232         107,005
       Less accumulated depreciation                             (683,029)         (647,881)      (616,620)       (586,719)
                                                        ------------------   ---------------  -------------   -------------
       Total real estate                                        6,614,951         6,518,096      5,668,035       5,526,060
Cash and cash equivalents                                         161,011           165,764        241,819         280,957
Escrows                                                            20,901            31,577         29,861          85,561
Investments in securities                                           4,297             4,297          6,060           7,012
Tenant and other receivables, net                                  41,087            26,337         24,443          26,852
Accrued rental income, net                                        110,441           104,304         97,657          91,684
Deferred charges, net                                             104,370           100,804         76,209          77,319
Prepaid expenses and other assets                                  46,303            47,962         73,539          41,154
Investments in unconsolidated joint ventures                       90,160            94,155         92,456          89,871
                                                        ------------------   ---------------  -------------   -------------
           TOTAL ASSETS                                       $ 7,193,521       $ 7,093,296    $ 6,310,079     $ 6,226,470
                                                        ==================   ===============  =============   =============

    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
    Mortgage notes and bonds payable                          $ 4,245,433       $ 4,177,670    $ 3,450,347     $ 3,414,891
    Unsecured Line of Credit                                            -                 -              -               -
    Accounts payable and accrued expenses                          71,716            61,248         58,542          57,338
    Dividends and distributions payable                            79,005            78,241         71,917          71,274
    Interest rate contracts                                        32,136            19,045         19,774               -
    Accrued interest payable                                       15,679            12,067          8,127           5,599
    Other liabilities                                              52,969            53,365         56,943          51,926
                                                        ------------------   ---------------  -------------   -------------
       Total liabilities                                        4,496,938         4,401,636      3,665,650       3,601,028
                                                        ------------------   ---------------  -------------   -------------

Commitments and contingencies                                           -                 -              -               -
                                                        ------------------   ---------------  -------------   -------------

Minority interests                                                847,232           851,868        821,575         877,715
                                                        ------------------   ---------------  -------------   -------------

Series A Convertible Redeemable Preferred Stock,
    liquidation preference $50.00 per share,
    2,000,000 shares issued and outstanding                       100,000           100,000        100,000         100,000
                                                        ------------------   ---------------  -------------   -------------

Stockholders' Equity:
    Excess stock, $.01 par value, 150,000,000
       shares authorized, none issued or outstanding                                                                            -
    Common stock, $.01 par value, 250,000,000 shares
       authorized, 90,720,477, 90,350,510, 89,701,122
       and 86,630,089 issued and outstanding,
       respectively                                                   907               904            897             866
    Additional paid-in capital                                  1,784,850         1,774,335      1,759,714       1,673,349
    Dividends in excess of earnings                               (20,296)          (19,193)       (15,829)        (13,895)
    Unearned compensation                                          (2,242)           (2,386)        (2,531)           (848)
    Accumulated other comprehensive loss                          (13,868)          (13,868)       (19,397)        (11,745)
                                                        ------------------   ---------------  -------------   -------------
       Total stockholders' equity                               1,749,351         1,739,792      1,722,854       1,647,727
                                                        ------------------   ---------------  -------------   -------------
           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 7,193,521       $ 7,093,296    $ 6,310,079     $ 6,226,470
                                                        ==================   ===============  =============   =============

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                         CONSOLIDATED INCOME STATEMENTS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                  THREE MONTHS ENDED
                                                              ---------------------------------------------------------
                                                               30-SEP-01     30-JUN-01      31-MAR-01      31-DEC-00
                                                               ---------     ---------      ---------      ---------
Revenue:
   Rental
      Base Rent (1)                                           $   232,300   $    208,071   $   185,691    $    183,319
      Recoveries from tenants                                      27,473         27,266        26,178          23,736
      Parking and other                                            12,965         13,533        13,746          12,797
                                                              ------------  -------------  ------------   -------------
           Total rental revenue                                   272,738        248,870       225,615         219,852
   Development and management services                              2,805          3,110         3,397           3,405
   Interest and other                                               1,616          4,289         4,444           5,270
                                                              ------------  -------------  ------------   -------------
           Total revenue                                          277,159        256,269       233,456         228,527
                                                              ------------  -------------  ------------   -------------

Expenses:
   Operating                                                       81,475         76,865        70,343          67,335
   General and administrative                                       9,819          9,880         9,950           9,791
   Interest (2)                                                    59,936         55,870        47,853          50,854
   Depreciation and amortization                                   38,518         36,675        34,740          36,088
   Loss on investments in other companies                               -          6,500             -               -
                                                              ------------  -------------  ------------   -------------
      Total expenses                                              189,748        185,790       162,886         164,068
                                                              ------------  -------------  ------------   -------------
Income before net derivative losses (SFAS No.133),
   minority interests and income from unconsolidated
   joint ventures                                                  87,411         70,479        70,570          64,459
Net derivative losses (SFAS No.133)                               (16,620)        (4,733)       (3,055)              -
Minority interest in property partnerships                            374            510          (255)           (250)
Income from unconsolidated joint ventures                             997            717         1,127             402
                                                              ------------  -------------  ------------   -------------
Income before minority interest in Operating Partnership           72,162         66,973        68,387          64,611
Minority interest in Operating Partnership (3)                    (18,994)       (18,138)      (19,024)        (19,472)
                                                              ------------  -------------  ------------   -------------
Income before gain on sale of real estate                          53,168         48,835        49,363          45,139
Gain on sale of real estate, net of minority interest                   -          1,851         4,654              73
                                                              ------------  -------------  ------------   -------------
Income before cumulative effect of a change in
   accounting principle                                            53,168         50,686        54,017          45,212
Cumulative effect of a change in accounting principle,
   net of minority interest                                             -              -        (6,767)              -
                                                              ------------  -------------  ------------   -------------
Income before extraordinary item                                   53,168         50,686        47,250          45,212
Extraordinary loss, net                                                 -              -             -            (334)
                                                              ------------  -------------  ------------   -------------
Income before preferred dividend                                   53,168         50,686        47,250          44,878
Preferred dividend                                                 (1,653)        (1,648)       (1,643)         (1,643)
                                                              ------------  -------------  ------------   -------------
Net income available to common shareholders                   $    51,515   $     49,038   $    45,607    $     43,235
                                                              ============  =============  ============   =============


INCOME PER SHARE OF COMMON STOCK
   Net income available to common shareholders per share
     - basic                                                  $      0.57   $       0.54   $      0.51    $       0.53
                                                              ============  =============  ============   =============
   Net income available to common shareholders per share
     - diluted                                                $      0.56   $       0.53   $      0.50    $       0.52
                                                              ============  =============  ============   =============


(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenue by $6,400, $6,487, $5,978 and $2,608 for the three months ended September 30, 2001, June 30, 2001, March 31, 2001 and December 31, 2000, respectively.

(2) Excludes capitalized interest of $14,740, $15,800, $16,098 and $12,812 for the three months ended September 30, 2001, June 30, 2001, March 31, 2001 and December 31, 2000, respectively.

(3) Equals minority interest percent of 18.36%, 18.69%, 19.78% and 22.83%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                              FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                       THREE MONTHS ENDED
                                                                       --------------------------------------------------
                                                                       30-SEP-01     30-JUN-01    31-MAR-01     31-DEC-00
                                                                       ---------     ---------    ---------     ---------
Income from operations before net derivative losses (SFAS No.133),
minority interests and income from unconsolidated joint ventures      $  87,411     $  70,479      $ 70,570      $ 64,459
   Add:
      Real estate depreciation and amortization (1)                      39,360        37,599        35,557        36,830
      Income from unconsolidated joint ventures                             997           717         1,127           402
   Less:
      Net derivative losses (SFAS No.133)                                16,620         4,733         3,055             -
      Minority property partnership's share of funds from operations        832           411           303           287
      Preferred dividends and distributions                               8,383         8,260         8,221         8,246
                                                                      ----------    ----------    ----------   -----------
   Funds from Operations  (FFO)                                         101,933        95,391        95,675        93,158
   Add:
      Net derivative losses (SFAS No.133)                                16,620         4,733         3,055             -
   Less:
      Non-cash early surrender lease income (2)                          12,445             -             -             -
                                                                      ----------    ----------    ----------   -----------
   FFO before net derivative losses (SFAS No.133) and non-cash
   early surrender lease income                                       $ 106,108     $ 100,124      $ 98,730      $ 93,158
                                                                      ==========    ==========    ==========   ===========
   FFO available to common shareholders before net
   derivative losses (SFAS No. 133)
   and non-cash early surrender lease income (3)                      $  86,627     $  81,410      $ 79,201      $ 71,888
                                                                      ==========    ==========    ==========   ===========
   FFO per share before net derivative losses
   (SFAS No.133) and non-cash early
   surrender lease income - basic                                     $    0.96     $    0.90      $   0.89      $   0.89
                                                                      ==========    ==========    ==========   ===========
      Weighted average shares outstanding - basic                        90,519        89,990        88,688        80,885
                                                                      ==========    ==========    ==========   ===========
   FFO per share before net derivative losses (SFAS No.133)
   and non-cash early  surrender lease income - diluted               $    0.91     $    0.86      $   0.85      $   0.85
                                                                      ==========    ==========    ==========   ===========
   FFO per share after net derivative losses (SFAS No.133)
   and non-cash early surrender lease income - diluted                $    0.87     $    0.82      $   0.83      $   0.85
                                                                      ==========    ==========    ==========   ===========
      Weighted average shares outstanding - diluted                     105,812       105,259       104,160        96,008
                                                                      ==========    ==========    ==========   ===========



                 RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS


                                          September 30, 2001        June 30, 2001          March 31, 2001         December 31, 2000
                                         --------------------    --------------------   ---------------------   --------------------
                                          Income      Shares       Income    Shares      Income      Shares      Income     Shares
                                         (Numer-    (Denomin-      (Numer-  (Denomin-    (Numer-    (Denomin-    (Numer-   (Denomin-
                                           ator)       ator)        ator)     ator)       ator)       ator)       ator)      ator)
                                         --------   ---------    ---------   --------   ---------   ---------   ---------  ---------
Basic FFO before net derivative losses
   (SFAS No.133) and non-cash early
   surrender lease income                $ 106,108    110,876    $ 100,124    110,676   $  98,730    110,556    $  93,158    104,818
Effect of Dilutive Securities
   Convertible Preferred Units               6,730     11,011        6,612     11,011       6,578     11,011        6,603     10,370
   Convertible Preferred Stock               1,653      2,625        1,648      2,625       1,643      2,625        1,643      2,625
   Stock Options and other                       -      1,657            -      1,633           -      1,837            -      2,128
                                         ----------   --------   ----------   --------  ----------   --------   ----------   -------
Diluted FFO before net derivative
   losses (SFAS No.133) and
   non-cash early surrender lease income $ 114,491    126,169    $ 108,384    125,945   $ 106,951    126,029    $ 101,404    119,941
                                         ==========   ========   ==========   ========  ==========   ========   ==========   =======
Company's share of diluted FFO before
   net derivative losses
   (SFAS No.133) and non-cash early
   surrender lease income (4)            $  96,017    105,812    $  90,581    105,259   $  88,379    104,160    $  81,169     96,008
                                         ==========   ========   ==========   ========  ==========   ========   ==========   =======
FFO per share before net derivative
   losses (SFAS No.133) and non-cash
   early surrender lease income - basic  $    0.96               $    0.90              $    0.89               $    0.89
                                         ==========              ==========             ==========              ==========
FFO per share before net derivative
   losses (SFAS No.133) and
   non-cash early surrender lease
   income - basic                        $    0.91               $    0.86              $    0.85               $    0.85
                                         ==========              ==========             ==========              ==========


(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $1,394, $1,376, $1,260 and $1,189, less corporate related depreciation of $552, $452, $443 and $447, for the three months ended September 30, 2001, June 30, 2001, March 31, 2001, and December 31, 2000, respectively.

(2) Represents non-cash early surrender lease income that will be recognized in Funds from Operations as received in monthly amounts of $1,309 through July 15, 2002.

(3) Based on weighted average shares for the quarter. Company's share for the quarter ended September 30, 2001, June 30, 2001, March 31, 2001, and December 31, 2000 was 81.64%, 81.31%, 80.22% and 77.17%, respectively.

(4) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended September 30, 2001, June 30, 2001, March 31, 2001 and December 31, 2000 was 83.87%, 83.58%, 82.65% and 80.05%, respectively.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                FINANCIAL RATIOS


                                                                                                THREE MONTHS ENDED
                                                                                 ---------------------------------------------
                                                                                 9/30/01      6/30/01    3/31/01     12/31/00
                                                                                 --------    ---------  ----------  ----------
RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

OPERATIONAL RATIOS (1)
   Debt Service Coverage Ratio                                                      2.72 (2)     2.54        2.74        2.56
     (EBITDA + Income from Unconsolidated Joint Ventures)/(Interest+Principal)
   Interest Coverage Ratio (excluding capitalized interest)                         3.17 (2)     2.98        3.26        3.05
     (EBITDA + Income from Unconsolidated Joint Venture)/Interest
   Interest Coverage Ratio (including capitalized interest)                         2.53 (2)     2.32        2.43        2.43
     (EBITDA + Income from Unconsolidated Joint Venture)/Interest
   Return on Shareholder's Equity                                                 18.74% (2)   16.06%      15.99%      17.50%
     (EBITDA/Average Equity (book value)) (%)
   Return on Real Estate Investments                                              11.32% (2)   10.70%      10.95%      11.26%
     (EBITDA/Average Real Estate Investments (book value)) (%)
   Dividend Payout Ratio                                                          63.74%       67.44%      62.35%      62.35%
     (Dividends Declared/FFO) (%)


(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

(2) Includes non-cash early surrender lease income of $12,445.